Accounts Payable and Accrued Expenses	6 Months Ended
Jun. 30, 2024
Accounts Payable and Accrued Expenses [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

10. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of June 30, 2024 and December 31, 2023 consisted of:

	June 30, 2024	December 31, 2023
	(Unaudited)
Deferred bonus and salaries payable	$-	$451,660
Research and development expenses payable	990,551	1,162,155
Professional fees payable	144,390	175,324
Cost of healthcare services payable	3,183	61,826
Insurance expenses payable	-	27,463
Others	10,111	15,913
	$1,148,235	$1,894,341

On March 31, 2023, the Group entered into exchange agreements and cancelled 177,667 existing vested and unvested share options held by related parties option holders and cancelled its obligations for deferred cash bonus payables of $3.1 million by granting 403,820 share options with 6 months vesting period (see Note 17). The settlement of obligations of $3.1 million deferred cash bonus payables was deemed as capital contribution from related parties and was credited to additional paid-in capital.

On March 31, 2023, the Group entered into exchange agreements and cancelled 70,428 existing vested and unvested share options held by non-related parties option holders and cancelled its obligations for deferred cash bonus payables of $1.6 million by issuance of 70,430 fully vested Class A Ordinary Shares (see Note 15). The reversal of deferred cash bonus payables for $1.0 million and $0.6 million was credited to research and development expenses and general and administrative fees, respectively.